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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): April 13, 1999



                               HARRIS CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                         1-3863               34-0276860
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


     1025 West NASA Blvd., Melbourne, FL                        32919
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   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
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         (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.


Item 5.           Other Events.
                  -------------

                  On April 13, 1999, Harris Corporation ("Harris" or the "Company") announced two initiatives designed to increase shareholder value and position Harris and its Lanier Worldwide subsidiary for significant growth. First, Harris will undertake specific actions to reposition itself to become a pure communications equipment company. Near-term repositioning actions for Harris include: realigning the commercial and government businesses into one company with six divisions; actively pursuing acquisitions, alliances and partnerships to expand Harris' position in the global communications equipment market; eliminating the Company's sector organizational level; streamlining overhead structure, including the reduction of staff positions; and selling the power semiconductor operation, including fabrication and assembly facilities.

                  Second, in a separate initiative, Harris announced its intention to spin-off its Lanier Worldwide subsidiary as an independent, publicly traded company. The spin-off is expected to take the form of a tax-free stock dividend of Lanier stock and is subject to final approval of Harris' Board of Directors and formal declaration of the dividend.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 6.           Not Applicable.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c)               Exhibits.

                  The following document is filed as an Exhibit to this Report:

                  99. Press Release, dated April 13, 1999, announcing Harris' plans to reposition the Company to become a pure communications equipment company and to spin-off its Lanier Worldwide subsidiary to its shareholders in the form of a tax-free stock dividend.


Items 8-9.        Not Applicable.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARRIS CORPORATION


                                    By:    /s/ David S. Wasserman
                                        ------------------------------------
                                         Name:   David S. Wasserman
                                         Title:  Vice President & Treasurer



Date:      April 14, 1999


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                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                                     Description
----------------------------           ----------------------------------------

            99 Press Release, dated April 13, 1999, announcing Harris' plans to reposition the Company to become a pure communications equipment company and to spin-off its Lanier Worldwide subsidiary to its shareholders in the form of a tax-free stock dividend.